Troy Patton – CEO Ciel Caldwell - CFO 31March2015 YE – Q4 2014 Earnings Presentation Northern Power Systems Exhibit 99.2

FORWARD LOOKING STATEMENT AND NON-GAAP DISCLOSURES

All statements and other information contained in this document related to anticipated future events or results constitute forward-looking statements. Forward-looking statements often, but not always, are identified by the use of words such as “seek”, “anticipate”, “believe”, “plan”, “estimate”, “expect”, “intend”, “forecast”, “project”, “likely”,
“potential”, “targeted” and “possible” and statements that an event or result “may”, “will”, “would”, “should”, “could”
or “might” occur or be achieved and other similar expressions. Forward-looking statements are subject to known and unknown business and economic risks and uncertainties and other factors that could cause actual results of operations to differ materially from those expressed or implied by the forward-looking statements. Forward-
looking statements are based on estimates and opinions of management at the date the statements are made.
Northern Power Systems does not undertake any obligation to update forward-looking statements even if circumstances or management’s estimates or opinions should change, except as required by law. For the reasons set forth above, investors should not place undue reliance on forward-looking statements.
This presentation references non-GAAP financial measures with the required reconciliation referenced in the table captioned “Non-GAAP Reconciliations” to the most comparable GAAP financial measures.

Presentation Organization and Call Details

Q&A Session:
Immediately following this call
Link from IR webpage at
http://www.ir.northernpower.com/events-
and-presentations.aspx
Troy Patton
President and CEO
Ciel Caldwell
CFO
Presentation Organization:
Q4 2014 business update
Q4 2014 operational and financial results
review
GAAP to Non-GAAP reconciliations
Basis of Presentation:
Q4 2014 = Northern Power Systems Corp.
YTD 2014 = Q1 Wind Power Holdings, Inc.
+ Q2 - Q4 Northern Power Systems Corp.
2013 periods = Wind Power Holdings, Inc.
Hosted by:

NPS’ Business Lines
Fully developed strategic
partnership approach
Successfully deployed in
China and Brazil to date

High-margin Development
Expansion of IP portfolio
NPS 2MW
turbine
platform
Converter and
Controls
Systems
NPS
60/100kW
Technology Licensing
Product Sales & Service
Technology Development

REVENUE

$16
$14
$12
$10
$8
$6
$4
$2
$0
1.7
4.3
5.6
9.0
13.7
13.8
15.0
14.0
Q113
Q213
Q313
Q413
Q114
Q214
Q314
Q414

REVENUE

$60
$50
$40
$30
$20
$10
$0
20.6
56.5
FY2013
FY2014

BACKLOG

$50
$40
$30
$20
$10
$0
21
34
36
45
48
41
47
41
Q113
Q213
Q313
Q413
Q114
Q214
Q314
Q414

Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
$1
$0
($1)
($2)
($3)
($4)
($5)
(2.9)
(3.4)
(3.0)
(2.8)
(2.2)
(3.1)
(3.1)
(4.9)
(2.5)
(3.1)
(1.2)
(2.2)
0.5
(0.3)
(1.6)
(2.4)

Business Expansion Trends 5 5 Non-GAAP EBITDA (Loss)/Income Bridge to Net Loss

Q4 2014: Product Sales and Service Update
Strong long-term European demand
Near term delays in Italy market as
customers awaited government decree
Strong demand in UK
Asia business development expanding
Follow-on installations complete
Private ownership of small generation
assets now permitted with KEPCO offering
20 year PPAs
US – project pipeline growing
First installation complete in New York City
Sales hiring in new regions commenced

NPS 2MW
turbine
platform
Converter and
Controls
Systems
NPS
60/100kW
Product Sales & Service

Blade Production
Ramped third generation blade production with
US based producer in anticipation of Italian
market demand
Accelerated transition to dual sourcing
Two new suppliers being put in place to support
future sales
Located in prime shipping lanes
Strong track record
Impacted 4Q sales and will impact first half of
2015
$4 – 6 million revenue impact in 2015

Provides more stable and reliable foundation for future growth

Q4 2014: Technology Licensing Update
WEG 2.1MW turbines production has
achieved a steady 8 units per month
Healthy and increasing order backlog at
over 500MW
Revenue comes from WEG licensing and
commenced royalty payments
Actively exploring other regions

Fully developed strategic
partnership approach
Successfully deployed in
China and Brazil to date
Technology Licensing

Q4 2014: Technology Development
WEG 3.3MW development progressing as
scheduled:
Expecting design completion in 2016
Backbone of planned development activity for
next twelve months
Laboratory R&D commenced on power
converter business applications
Initial full converter focus on distributed energy
markets and special applications
Inverter product optimized for energy storage
market, technology-agnostic
Anchor customer deployment in 2015, top and
bottom line impact in 2016

High-margin Development
Expansion of IP portfolio
Technology Development

YE 2014: Key Financial Metrics

FY 2014 Q4 2014
Revenue
•
$56M
•
174% y/y growth
•
$14M
•
56% y/y growth
Backlog
•
$41M
•
9% y/y reduction
Gross Margin
•
20%
•
Up from 6% in FY 2013
•
20%
•
PY at 8%
Net Loss
•
($7.9M)
•
44% y/y loss reduction
•
($.40/share)
•
($2.4M)
•
51% y/y loss reduction
•
($.11/share)
Non-GAAP
EBITDA Loss
•
($4.8M)
•
57% y/y loss reduction
•
($1.6M)
•
48% y/y loss reduction

$16
$14
$12
$10
$8
$6
$4
$2
$0

35.0%
25.0%
15.0%
5.0%
-5.0%
-15.0%
-9.9%
-1.3%
12.7%
8.4%
8.7%
15.9%
32.2%
20.4%

Revenue and Gross Margin Trends 11 Q1 ‘13 Q2 ‘13 Q4 ‘13 Q2 ‘14 Q1 ‘14 Q3 ‘13 High-wind Regimes Non-turbine Revenue Low-wind Regimes Q3 ‘14 Q4 ‘14

YE 2014: Other Financial Metrics
Cash Flow Statement FY 2014 FY 2013
Cash used in operations ($14.8M)
• Change in operating
assets / liab. ($9.1M)
($6.1M)
• Change in operating
assets / liab. ($5.5M)
Cash (used in) provided by
investing activities
$0.2M
• Cap-Ex ($1.0M)
• Facility Sale $1.2M
($0.4M)
• Cap-Ex ($0.4M)
Cash provided by financing
activities
$23.3M $6.5M

Balance Sheet Metrics December 31, 2014 December 31, 2013
Cash and cash equivalents $13.1M $4.5M
Debt - $12.5M
Working capital line $4.0M* -
* Comerica working capital line of credit available through 6/30/15 for up to $6M

Full Year
Revenue for first half of 2015 lower than first half of 2014
Growth to resume in back half of year
Core business focus (utility through partnerships)
First Half Second Half
Transitioning blade production Reach full production
Delay in Italian market Resume growth in Italy
Euro decrease Continued negative impact
Gross margin pressure
Return to target gross margins of
low-mid 20s

2015 Expectations

14

Non-GAAP Reconciliations Non-GAAP adjusted EBITDA

Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Net Loss
$(3,384) $(2,753) $(3,122) $(4,869) $(3,124) $(2,064) $(289) $(2,417)
Interest
18 111 101 284 240 37 40 26
Taxes
26 3 (16) 22 14 15 412 454
Depreciation
227 310 234 214 178 391 194 179
Stock compensation
122 57 85 437 148 454 144 141
Fair value warrants
63 (724) 488 1 - - - -
Non-cash
restructuring
50 (31) 4 47 - - - -
Asset impairment
and loss on disposal
- - - - - - - 4
Loss on asset held
for sale
- - - 768 - - - -
Adjusted EBITDA
$(2,878) $(3,027) $(2,226) $(3,096) $(2,544) $(1,167) $501 $(1,613)
(All amounts in thousands)